UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                            Cox Communications, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                     1-6590                        58-2112288
   (State or other        (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                        Identification No.)
    incorporation)

         1400 Lake Hearn Drive, Atlanta, Georgia                  30319
         (Address of principal executive offices)               (Zip Code)


                                 (404) 843-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On May 17, 2005, Cox Communications, Inc. ("Cox") issued a press release announcing the extension of the exchange offer for Cox's outstanding Floating Rate Notes due 2007, 4.625% Notes due 2010 and 5.450% Notes due 2014. The exchange offer was originally scheduled to expire at 5:00 p.m., New York City time, on May 17, 2005, and Cox has extended the exchange offer until 5:00 p.m., New York City time, on May 19, 2005. A copy of the press release is attached as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibit:

                  99.1 Press Release dated May 17, 2005, announcing extension of the exchange offer for Cox's outstanding Floating Rate Notes due 2007, 4.625% Notes due 2010 and 5.450% Notes due 2014.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Cox Communications, Inc.




Dated:  May 18, 2005            By:  /s/ Jimmy W. Hayes
                                     -----------------------------
                                     Name:  Jimmy W. Hayes
                                     Title: Executive Vice President, Finance
                                            and Chief Financial Officer

                                                                  Exhibit 99.1


                                [Cox Letterhead]


FOR IMMEDIATE RELEASE, MAY 17, 2005

                COX COMMUNICATIONS EXTENDS EXCHANGE OFFER FOR ITS
               FLOATING RATE NOTES DUE 2007, 4.625% NOTES DUE 2010
                            AND 5.450% NOTES DUE 2014

Atlanta., May 17, 2005 - Cox Communications, Inc. today announced that the expiration date of its registered exchange offer (the "Exchange Offer") for Cox's outstanding $500,000,000 Floating Rate Notes due 2007 (the "Floating Rate Notes"), $1,250,000,000 4.625% Notes due 2010 (the "5-year Notes") and
$1,250,000,000 5.450% Notes due 2014 (the "10-year Notes" and collectively with the Floating Rate Notes and the 5-year Notes, the "Outstanding Notes") has been extended until 5:00 p.m., New York City time, on May 19, 2005, unless further extended. Through the Exchange Offer, Outstanding Notes can be exchanged for new notes with substantially identical terms, except that the new notes have been registered under the Securities Act of 1933, as amended. The Exchange Offer was scheduled to expire at 5:00 p.m., New York City time, today, and as of that time, as reported by The Bank of New York Trust Company, N.A., as exchange agent for the Exchange Offer, Cox had received valid tenders or notices of guaranteed delivery of Outstanding Notes as follows:

------------------------------------------------------------------------------
         Floating Rate Note                 $  497,105,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------
         5-year Notes                       $1,147,750,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------
         10-year Notes                      $1,250,000,000
------------------------------------------------------------------------------

Cox has elected to extend the Exchange Offer in order to allow additional time in which to determine whether the holders of the remaining Outstanding Notes also wish to accept the Exchange Offer.

About Cox Communications (www.cox.com)

Cox Communications Inc., a Fortune 500 company, is a multi-service broadband communications company with approximately 6.7 million total customers, including approximately 6.3 million basic cable subscribers. The nation's third-largest cable television provider, Cox offers analog cable television under the Cox Cable brand as well as digital video service under the Cox Digital Cable brand, featuring advanced services including digital video recording, high-definition television and video-on-demand. Cox provides an array of other communications services including local and long-distance telephone under the Cox Digital Telephone brand, high-speed Internet service under the Cox High Speed Internet brand, and home networking. Commercial voice and data services are offered via Cox Business Services. Local cable advertising, promotional opportunities and production services are sold under the Cox Media brand. Cox is an investor in programming services including Discovery Communications Inc. Cox Communications is a wholly-owned subsidiary of Cox Enterprises Inc.